EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main

ROVI CORPORATION REPORTS THIRD QUARTER FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (GLOBE NEWSWIRE)—November 8, 2011—Rovi Corporation (NASDAQ: ROVI) announced today that it had third quarter 2011 GAAP revenues of $196.5 million, compared to $138.0 million for the third quarter of 2010. Third quarter 2011 GAAP net income was $1.8 million, compared to GAAP net income of $36.4 million for the third quarter of 2010.  GAAP diluted net income per common share for the quarter was $0.02, compared to income per common share of $0.33 for the third quarter of 2010.

On a non-GAAP Adjusted Pro Forma basis, revenue for the third quarter 2011 was $196.5 million, compared to $182.5 million for the third quarter of 2010.  Adjusted Pro Forma Income was $70.9 million in the third quarter of 2011, compared to $59.9 million in the third quarter of 2010.  Adjusted Pro Forma Income Per Common Share for the third quarter of 2011 was $0.63, compared to $0.53 for the third quarter of 2010. Adjusted Pro Forma Revenue, Income and Income Per Common Share are defined below, in the section entitled Non-GAAP or Adjusted Pro Forma Information.  Reconciliations between GAAP pro forma and Adjusted Pro Forma results from operations are provided in the tables below.

“We are pleased with our progress in 2011 and the continued success across our business.” said Fred Amoroso, President and CEO of Rovi.

Non-GAAP or Adjusted Pro Forma Information
Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

Adjusted Pro Forma and GAAP pro forma measures assume the Sonic Solutions business combination occurred on January 1, 2010. Adjusted Pro Forma Income is defined as GAAP pro forma income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps and caps, the reversals of discrete tax items including reserves and the release of a portion of a payroll tax liability which Sonic Solutions established in prior years in connection with a stock option review; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption of debt, gains on sale of strategic investments, the loss on exiting the Guideworks Joint Venture, and expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves established in purchase accounting. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income and taking into account the benefit of the convertible debt call option when it allows the Company to purchase shares of its own stock at a price below what those shares could be purchased for in the open market.

The Company’s management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures. For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, losses on debt redemption, the loss on exiting the Guideworks Joint Venture, expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves established in purchase accounting, gains on sale of strategic investments and the release of a portion of a payroll tax liability which Sonic Solutions established in prior years in connection with a stock option review for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation. Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and caps, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses. Management reclassifies the current period benefit of the interest rate swaps from gain on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments reduce the interest rate the Company effectively pays on its convertible debt. Management includes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and is excluded from GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather than allow this dilution to occur.  This convertible debt call option was exercised in August 2011.

Management is using Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin. Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets. Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures have limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information. Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does. Reconciliations between historical pro forma and Adjusted Pro Forma results of operations are provided in the tables below.

Dial-in Information
Rovi Corporation will hold an investor conference call at 4:30 p.m. Eastern time on November 8, 2011.  Investors and analysts interested in participating in the conference are welcome to call 877-941-0152  (or international +1-480-629-9637) and reference the Rovi call.

The conference call can also be accessed via live webcast at www.rovicorp.com on November 8, 2011 at 4:30 p.m. Eastern time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through November 15, 2011 and can be accessed by calling 800-406-7325 (or international +1 303-590-3030) and entering passcode 4477103#. A replay of the audio webcast will be available on Rovi Corporation’s website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation’s website until our next quarterly earnings call.

About Rovi Corporation
Rovi Corporation is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. The company also provides extensive entertainment discovery solutions for television, movies, music and photos to its customers in the consumer electronics, cable and satellite, entertainment and online distribution markets. These solutions, complemented by industry leading entertainment data, create the connections between people and technology, and enable them to discover and manage entertainment in an enjoyable form.

Rovi holds over 5,100 issued or pending patents worldwide and is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, Luxembourg, and the United Kingdom. More information about Rovi can be found at www.rovicorp.com.

All statements contained herein, including the quotations attributed to Mr. Amoroso, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2011 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

# # #

Investor Contact:
James Budge
Rovi Corporation
+1 (408) 562-8400

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Revenues	$ 196,494	$ 138,028	$ 550,987	$ 401,306

Costs and expenses:
Cost of revenues	34,505	24,462	91,710	81,844
Research and development	47,803	23,440	127,635	71,390
Selling, general and administrative	51,169	33,642	150,583	101,556
Depreciation	5,173	4,771	14,950	14,163
Amortization of intangible assets	33,354	19,820	92,812	60,572
Restructuring and asset impairment charges	1,954	-	19,436	-
Total costs and expenses	173,958	106,135	497,126	329,525

Operating income from continuing operations	22,536	31,893	53,861	71,781
Interest expense	(13,610)	(10,542)	(40,774)	(32,391)
Interest income and other, net	855	1,624	3,961	1,749
(Loss) gain on interest rate swaps and caps, net	(845)	16,411	(1,457)	29,100
Loss on debt redemption	-	-	(9,418)	(15,970)
Gain on sale of strategic investment	-	5,895	-	5,895
Income from continuing operations before income taxes	8,936	45,281	6,173	60,164
Income tax expense (benefit)	6,790	7,657	(2,611)	(98,464)
Income from continuing operations, net of tax	2,146	37,624	8,784	158,628
Discontinued operations, net of tax	(393)	(1,206)	(724)	(12,929)
Net income	$ 1,753	$ 36,418	$ 8,060	$ 145,699

Basic earnings per share:
Basic earnings per share from continuing operations	$ 0.02	$ 0.36	$ 0.08	$ 1.54
Basic loss per share from discontinued operations	0.00	(0.01)	(0.01)	(0.12)
Basic net income per share	$ 0.02	$ 0.35	$ 0.07	$ 1.42

Shares used in computing basic net earnings per share	109,744	102,730	109,369	102,200

Diluted earnings per share:
Diluted earnings per share from continuing operations	$ 0.02	$ 0.34	$ 0.08	$ 1.46
Diluted loss per share from discontinued operations	0.00	(0.01)	(0.01)	(0.11)
Diluted net income per share	$ 0.02	$ 0.33	$ 0.07	$ 1.35

Shares used in computing diluted net earnings per share	112,870	108,917	114,835	107,760

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	September 30,	December 31,
	2011	2010
Current assets:
Cash and cash equivalents	$ 112,989	$ 200,195
Short-term investments	305,818	295,120
Trade accounts receivable, net	150,587	78,672
Taxes receivable	6,767	6,811
Deferred tax assets, net	23,639	15,403
Prepaid expenses and other current assets	20,249	12,639
Total current assets	620,049	608,840
Long-term marketable investment securities	79,201	200,852
Property and equipment, net	40,486	39,205
Finite-lived intangible assets, net	895,043	702,385
Other assets	46,100	48,785
Goodwill	1,369,078	857,216
	$ 3,049,957	$ 2,457,283

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 97,016	$ 74,512
Deferred revenue	23,976	15,577
Current portion of long-term debt	25,500	130,816
Total current liabilities	146,492	220,905
Taxes payable, less current portion	65,919	56,566
Long-term debt, less current portion	1,031,251	378,083
Deferred revenue, less current portion	4,151	3,995
Long-term deferred tax liabilities, net	23,951	26,249
Other non current liabilities	22,914	19,293
Total liabilities	1,294,678	705,091
Redeemable equity component of convertible debt	-	3,859
Stockholders’ equity:
Common stock	122	112
Treasury stock	(457,472)	(134,931)
Additional paid-in capital	2,101,886	1,781,986
Accumulated other comprehensive income (loss)	378	(1,139)
Retained earnings	110,365	102,305
Total stockholders’ equity	1,755,279	1,748,333
Total liabilities and stockholders' equity	$ 3,049,957	$ 2,457,283

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	September 30, 2011			September 30, 2010
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service providers	$74,464	$-	$74,464	$65,712	$-	$65,712
CE manufacturers	87,629	-	87,629	75,765	-	75,765
Consumer software and other	34,401	-	34,401	40,994	-	40,994
	196,494	-	196,494	182,471	-	182,471
Costs and expenses:
Cost of revenues (2)	34,505	(1,557)	32,948	36,494	(4,392)	32,102
Research and development (3)	47,803	(9,189)	38,614	37,041	(2,535)	34,506
Selling, general and administrative (4)	51,169	(13,760)	37,409	54,978	(9,584)	45,394
Depreciation (5)	5,173	-	5,173	5,490	-	5,490
Amortization of intangible assets	31,076	(31,076)	-	33,021	(33,021)	-
Restructuring and asset impairment charges	1,954	(1,954)	-	-	-	-
Total costs and expenses	171,680	(57,536)	114,144	167,024	(49,532)	117,492
Operating income from continuing operations	24,814	57,536	82,350	15,447	49,532	64,979
Interest expense (6)	(13,610)	7,444	(6,166)	(10,573)	10,047	(526)
Interest income and other, net	855	-	855	2,111	-	2,111
(Loss) gain on interest rate swaps and caps, net (7)	(845)	845	-	16,411	(16,411)	-
Gain on sale of strategic investment	-	-	-	5,895	(5,895)	-
Income from continuing operations before income taxes	11,214	65,825	77,039	29,291	37,273	66,564
Income tax (benefit) expense (8)	6,836	(673)	6,163	7,668	(1,012)	6,656
Income from continuing operations, net of tax	$4,378	$66,498	$70,876	$21,623	$38,285	$59,908
Diluted income per share from continuing operations	$0.04		$0.63	$0.19		$0.53
Shares used in computing diluted net earnings per share (9)	112,870	(359)	112,511	114,821	(1,897)	112,924

(1) GAAP Pro Forma financial information has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic had occurred on January 1, 2010 (see Note 3 to the Condensed Consolidated Financial Statements included in the Company’s quarterly report filed on Form 10-Q for the period ended September 30, 2011.)

(2) Adjustments to cost of revenues consist of the following:
		2011	2010
Equity based compensation		$(1,232)	$(392)
Transition and integration costs		(325)	-
Expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves
established in purchase accounting		-	(4,000)
Total adjustment		$(1,557)	$(4,392)

(3) Adjustments to research and development consist of the following:
		2011	2010
Equity based compensation		$(5,801)	$(2,535)
Transition and integration costs		(3,388)	-
Total adjustment		$(9,189)	$(2,535)

(4) Adjustments to selling, general and administrative consist of the following:
		2011	2010
Equity based compensation		$(11,037)	$(9,584)
Transition and integration costs		(2,723)	-
Total adjustment		$(13,760)	$(9,584)

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) Adjust to recognize the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Nine Months Ended			Nine Months Ended
	September 30, 2011			September 30, 2010
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service providers	$221,756	$-	$221,756	$196,981	$-	$196,981
CE manufacturers	256,115	-	256,115	217,949	-	217,949
Consumer software and other	107,048	-	107,048	118,864	-	118,864
	584,919	-	584,919	533,794	-	533,794
Costs and expenses:
Cost of revenues (2)	97,556	(3,791)	93,765	115,769	(29,578)	86,191
Research and development (3)	135,773	(23,324)	112,449	111,441	(7,816)	103,625
Selling, general and administrative (4)	160,945	(42,019)	118,926	165,121	(27,284)	137,837
Depreciation (5)	15,220	-	15,220	16,549	-	16,549
Amortization of intangible assets	94,316	(94,316)	-	99,952	(99,952)	-
Restructuring and asset impairment charges	19,436	(19,436)	-	5	(5)	-
Total costs and expenses	523,246	(182,886)	340,360	508,837	(164,635)	344,202
Operating income from continuing operations	61,673	182,886	244,559	24,957	164,635	189,592
Interest expense (6)	(40,766)	24,309	(16,457)	(32,532)	26,290	(6,242)
Interest income and other, net (7)	3,775	-	3,775	1,566	991	2,557
(Loss) gain on interest rate swaps and caps, net (8)	(1,457)	1,457	-	29,100	(29,100)	-
Loss on debt redemption	(9,418)	9,418	-	(15,970)	15,970	-
Gain on sale of strategic investment	-	-	-	5,895	(5,895)	-
Income from continuing operations before income taxes	13,807	218,070	231,877	13,016	172,891	185,907
Income tax (benefit) expense (9)	21,365	(2,815)	18,550	(99,790)	118,380	18,590
Income from continuing operations, net of tax	$(7,558)	$220,885	$213,327	$112,806	$54,511	$167,317
Diluted income per share from continuing operations	$(0.07)		$1.85	$0.99		$1.49
Shares used in computing diluted net earnings per share (10)	110,384	4,323	114,707	113,664	(1,676)	111,988

(1) GAAP Pro Forma financial information has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic had occurred on January 1, 2010 (see Note 3 to the Condensed Consolidated Financial Statements included in the Company’s quarterly report filed on Form 10-Q for the period ended September 30, 2011.)

(2) Adjustments to cost of revenues consist of the following:
		2011	2010
Equity based compensation		$(2,793)	$(1,094)
Transition and integration costs		(998)	-
Expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of
reserves established in purchase accounting		-	(28,484)
Total adjustment		$(3,791)	$(29,578)

(3) Adjustments to research and development consist of the following:
		2011	2010
Equity based compensation		$(16,071)	$(7,816)
Transition and integration costs		(7,253)	-
Total adjustment		$(23,324)	$(7,816)

(4) Adjustments to selling, general and administrative consist of the following:
		2011	2010
Equity based compensation		$(29,243)	$(27,284)
Transition and integration costs		(12,776)	-
Total adjustment		$(42,019)	$(27,284)

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates the $1.0 million loss related to exiting the Guideworks Joint Venture.
(8) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(9) Adjusts tax expense to the adjusted pro forma cash tax rate.
(10) For the 2011 period, since the preceding adjustments to pro forma loss from continuing operations resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding. For the 2011 and 2010 periods, adjustments recognize the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.